UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 17, 2005

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

UTAH	333-29903	30-0123229
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

503 Washington Ave, Suite 2d, Newtown PA 18940
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (781) 246-7512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant hereby amends its Current Report on Form 8-K dated October 17, 2005, filed on October 26, 2005, to amend Item 7 to include the pro forma financial information required by Item 7 of Form 8-K.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of Cali Holdings, Inc. as of June 30, 2005 and 2004 are included in this filing:

•	Report of Independent Registered Public Accounting Firm
•	Balance Sheets as of June 30, 2005 and 2004
•	Statement of Operations for the years ended June 30, 2005 and 2004
•	Statement of Changes in Stockholders’ (Deficit) Equity for the Years Ended June 30, 2005 and 2004
•	Statement of Cash Flows for the Years Ended June 30, 2005 and 2004
•	Notes to Financial Statements as of June 30, 2005 and 2004

The following unaudited financial statements of Cali Holdings, Inc. as of September 30, 2005 and 2004 are included in this filing:

•	Balance Sheets as of September 30, 2005 and 2004
•	Statement of Operations for the Three Months Ended September 30, 2005 and 2004
•	Statement of Changes in Stockholders’ (Deficit) Equity for the Three Months Ended September 30, 2005 and 2004
•	Statement of Cash Flows for the Three Months Ended September 30, 2005 and 2004
•	Notes to Financial Statements as of September 30, 2005 and 2004

(b)	Pro Forma Financial Information.

Pro forma balance sheet of Sovereign Exploration Associates International, Inc. as of September 30, 2005

Explanatory notes to proforma balance sheet as of September 30, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Cali Holdings, Inc. (F/K/A TS&B Holdings, Inc.)
Orlando, Florida

We have audited the balance sheets of Cali Holdings, Inc. (F/K/A TS&B Holdings, Inc.) as of June 30, 2005 and 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cali Holdings, Inc. as of June 30, 2005 and 2004, and the results of operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/Baumann, Raymondo & Company PA
Baumann, Raymondo & Company PA
Tampa, Florida
September 8, 2005, except for Note L, as to which the date is September 21, 2005

CALI HOLDINGS, INC. (F/K/A - TS&B HOLDINGS, INC.) BALANCE SHEETS
JUNE 30, 2005 AND 2004

ASSETS	06/30/05	06/30/04

Cash	$31,034	$431,746
Investments, at fair value	1,076,400	1,832,600
Accounts receivable	3,692	-
Other assets	254,207	45,000
Fixed assets, net of accumulated depreciation	9,658	7,945
Goodwill	489,000	489,000
Notes receivable	1,141,097	103,783
Deferred income taxes	-	27,200
Security deposit	5,572	10,000
TOTAL ASSETS	$3,010,660	$2,947,274

LIABILITIES AND STOCKHOLDERS' (DEFICIT)EQUITY

LIABILITIES
Accounts payable and accrued expenses	$77,989	$100,804
Notes payable	499,900	300,000
Deferred income taxes	-	102,524
TOTAL LIABILITIES	577,889	503,328

STOCKHOLDERS' EQUITY
Class A - Preferred stock, no par value, 10,000,000 shares
authorized, 3,725,000 issued and outstanding	-	-
Class B - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-
Class C - Convertible Preferred stock, $.001 par value,
10,000,000 shares issued and outstanding	10,000	-
Class D - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-
Common stock, $.001 par value, 2,000,000,000 shares
authorized 53,430,283 and 121,330 issued
and outstanding	53,430	121
Additional paid-in capital	17,262,963	15,992,006
Stock subscription receivable	(4,760)	(4,700)
Accumulated deficit	(14,888,862)	(13,543,481)
TOTAL STOCKHOLDERS' EQUITY	2,432,771	2,443,946

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,010,660	$2,947,274

CALI HOLDINGS, INC.
(F/K/A - TS&B HOLDINGS, INC.)
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED JUNE 30, 2005 AND 2004

	6/30/2005	6/30/2004

REVENUES	$208,488	$45,000

OPERATING EXPENSES
Depreciation and amortization	2,867	418
Professional fees	373,712	859,806
General and administrative	972,760	382,527
	1,349,339	1,242,751
NET OPERATING (LOSS)	(1,140,851)	(1,197,751)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(529,371)	1,368,543

OTHER INCOME (EXPENSE)
Interest Income	72,895	62,363
Interest Expense	(70,996)	(5,955)
Realized gain on sale of investment	256,436	-
Other	66,506	(170,838)
	324,841	(114,430)

INCOME (LOSS) BEFORE INCOME TAX	(1,345,381)	56,362

DEFERRED INCOME TAX (EXPENSE)	-	(75,324)

NET (LOSS)	$(1,345,381)	$(18,962)

NET (LOSS) PER SHARE BASIC AND FULLY DILUTED	$(0.352)	$(0.53)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	3,820,129	35,953

CALI HOLDINGS, INC.
(F/K/A - TS&B HOLDINGS, INC.)
STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY
FOR THE YEARS ENDED JUNE 30, 2005 AND 2004

				Additional	Stock	Accumulated
	Preferred Stock		Common Stock	paid-in	Subscription	Income
	Shares	Par Value	Shares	Par Value	capital	receivable	(Deficit)	Total

BALANCE
JUNE 30, 2003	-	$-	53,260,000	$53,260	$14,487,595	$(1,250,000)	$(13,524,518)	$(233,663)

STOCK ISSUED FOR
PROFESSIONAL
SERVICES	-	-	42,937,000	42,937	480,655	-	-	523,592

STOCK ISSUED FOR
CASH	-	-	333,372,000	333,372	846,308	(4,700)	-	1,174,980

STOCK ISSUED FOR
ACQUISITIONS	-	-	37,000,000	37,000	532,000	-	-	569,000

STOCK ISSUED FOR
DEBT CONVERSIONS	-	-	18,750,000	18,750	410,250	-	-	429,000

EXPIRATION OF OPTION	-	-	-		(1,250,000)	1,250,000	-	-

40-1 REVERSE STOCK
SPLIT	-	-	(473,185,733)	(473,186)	473,186	-	-	-

100-1 REVERSE STOCK			-	-
SPLIT			(12,011,937)	(12,012)	12,012			-

NET INCOME	-	-	-	-	-	-	(18,963)	(18,963)

BALANCE JUNE 30, 2004	-	-	121,330	121	15,992,006	(4,700)	(13,543,481)	2,443,946

STOCK ISSUED FOR
PROFESSIONAL
SERVICES	10,000,000	10,000	97,375	97	88,850	-	-	98,947

STOCK ISSUED FOR
CASH	-	-	53,211,578	53,212	1,182,107	(60)	-	1,235,259

NET INCOME	-	-	-	-	-	-	(1,345,381)	(1,345,381)

BALANCE						-
JUNE 30, 2005	10,000,000	$10,000	53,430,283	$53,430	$17,262,963	$(4,760)	$(14,888,862)	$2,432,771

CALI HOLDINGS, INC.
(F/K/A - TS&B HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
FOR THE YEARS ENDING JUNE 30, 2005 AND 2004

CASH FLOWS FROM OPERATING ACTIVITIES:	6/30/2005	6/30/2004

NET INCOME (LOSS)	$(1,345,381)	$(18,962)
RECONCILIATION OF NET INCOME (LOSS) TO CASH FLOWS
(USED IN) PROVIDED BY OPERATING ACTIVITIES
Depreciation and amortization	2,867	418
Stock issued for services	98,947	523,592
Unrealized depreciation on investments	529,371	(1,368,543)
Gain on sale of investments	(256,436)	-
Bad debt expense	33,643	80,000
Increase (decrease) in deferred tax	(75,324)	75,324
(Increase) in goodwill	-	(489,000)
(Increase) in advances to officers/stockholders	-	(144,869)
(Increase) decrease in receivables	(3,692)	7,000
Decrease in acquisition deposit	-	40,500
Increase (decrease) in stock subscription receivable	(60)	1,245,300
(Increase) decrease in deposits	4,428	(10,000)
(Increase) decrease in other assets	(209,207)	108,082
(Decrease) in accounts payable and accrued expenses	(22,816)	(76,749)

CASH FLOWS (USED IN) OPERATING ACTIVITIES	(1,243,660)	(27,907)

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in notes receivable	(924,316)	(183,783)
Disposition of property and equipment	5,352	-
Purchase of property and equipment	(9,932)	(8,363)
Purchase of investments	(46,100)	(463,957)
CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES	(974,996)	(656,103)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable	682,623	200,000
Payment of notes payable to related parties	(100,000)	(50,000)
Issuance of common stock	1,235,321	927,680
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	1,817,944	1,077,680

NET INCREASE IN CASH	(400,712)	393,670

CASH, BEGINNING OF THE PERIOD	431,746	38,076

CASH, END OF THE PERIOD	$31,034	$431,746

Supplementary Disclosure of Cash Flow Information:
Cash paid during the period for:
Interest	$42,359	$5,995

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Activities

CALI Holdings, Inc. (the “Company”) was incorporated in the state of Utah in 1980. The company was formerly known as TS&B Holdings, Inc. On April 8, 2005 the Company changed its name from TS&B Holdings, Inc. to CALI Holdings, Inc.

On January 5, 2004 the Company’s shareholders consented to the proposal to allow the Company to adopt business development company ("BDC") status under the Investment Company Act of 1940 ("1940 Act"). A BDC is a specialized type of Investment Company under the 1940 Act. A BDC may primarily be engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels; such companies are termed "eligible portfolio companies". The Company as a BDC, may invest in other securities, however such investments may not exceed 30% of the Company's total asset value at the time of such investment. The Company filed its BDC election with the SEC (Form N-54A) on January 13, 2004.

CALI Holdings, Inc. provides equity and long-term debt financing to small and medium--sized private companies in a variety of industries throughout the United States. The Company’s investment objective is to achieve long-term capital appreciation in the value of its investments and to provide current income primarily from interest, dividends and fees paid by its portfolio companies.

Basis of Presentation

The results of operations for the years ended June 30, 2005 and June 30, 2004 are divided into two periods, the “Post Conversion as a Business Development Company" period and “Pre-Conversion prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods prior to January 1, 2004 are not comparable to the period commencing on January 1, 2004 and are not expected to be representative of its financial results in the future. By becoming a BDC, the Company has effected a change in accounting principle and no longer consolidates its investments in portfolio companies in accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Act of 1934 in which a BDC does not consolidate portfolio company investments, including those in which it has a controlling interest.

Revenue Recognition

The Company recognizes revenue using the accrual method of accounting. The accrual method provides for a better matching of revenues and expenses.

The Company also accrues interest income on loans made to various portfolio companies. The Company accrues the interest on such loans until the portfolio company has the necessary cash flow to repay such interest. If the Company’s analysis of the portfolio company’s performance indicates that the portfolio company may not have the ability to pay the interest and principal on a loan, the Company will make an allowance provision on that entity and in effect cease recognizing interest income on that loan until all principal has been paid. However, the Company will make exceptions to this policy if the investment is well secured and in the process of collection.

For certain investment companies, the Company provides management services and recognizes an agreed upon fixed monthly fee and expenses.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Net (Loss) Per Common Share

Net (Loss) per common share is computed using the weighted average of shares outstanding during the periods presented in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share. As discussed further in Note K, any references to amounts per share or weighted average common shares have been restated to reflect the reverse splits during the year.

Cash and Cash Equivalents

For the propose of the statement of cash flows, cash and cash equivalents includes time deposits with original maturities of three months or less.

Segments

The Company operates as one segment as defined by the Statement of Financial Accounting Standards No. 131 Disclosures about Segments of an Enterprise and Related Information.

Fixed Assets

Fixed assets are stated at cost. The cost of equipment is charged against income over their estimated useful lives, using the straight-line method of depreciation. Repairs and maintenance which are considered betterments and do not extend the useful life of equipment are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and accumulated depreciation is removed from the accounts and the resulting profit and loss are reflected in income.

Goodwill and Other Intangibles

The Company records Goodwill in accordance with Statement of Financial Accounting Standards No.142, Goodwill and Other Intangible Assets. Intangible assets such as goodwill are not amortized; instead the Company reviews goodwill not less than annually to see if it has been impaired. If an impairment occurs, it will be recorded as an expense in that period. During the years ending June 30, 2005 and 2004, no adjustments for impairment to goodwill have been made.

NOTE B - INVESTMENTS

Valuation of Investments

The most significant estimate inherent in the preparation of the Company's financial statements is the valuation of its investment and the related unrealized appreciation or depreciation.

Upon conversion to a BDC, the Company engaged independent business valuation experts to value selected portfolio companies, which had significant activity in the Company’s first year as a BDC. The Board of Directors states all other portfolio companies and investments at fair market value as determined under a good faith standard. The Company analyzes the investments on a regular basis and records unrealized gains or losses if and when an investment significantly gains or loses market value as determined by a good faith standard.

The Company has investments in 6 controlled (portfolio) corporations as of June 30, 2005.

Buehler Earth & Waterworks, LLC.

Buehler Earth & Waterworks, LLC specializes in site development and infrastructure construction including, but not limited to, clearing, earthwork, utility construction, storm drainage, curbs, sidewalks, roadwork including sub-base, base and asphalt placement.

Buehler Earth & Waterworks, LLC mission is to provide a full line of site construction and related services to the land/site development industry (public/private) utilizing a team approach to deliver the highest in quality work seeking expeditious performance without compromising either cost efficiency or good safety practices.

Buehler Earth & Waterworks, LLC. has a 100% interest in BEW Landscape & Irrigation, LLC. BEW Landscape & Irrigation, LLC. provides plants and irrigation to wholesale and retail distribution outlets.

On March 21, 2005 Buehler Earth & Waterworks, LLC sold its 75% interest in Advance Pool Technologies, Inc. to the other 25% investor for $155,880.

Buehler Earth & Waterworks, LLC is a Florida Limited Liability Company in which the Company has a 51% interest. In addition, the Company receives an ongoing monthly management fee in the amount of $5,000.

On September 21, 2005, the company sold its 51% interest in Buehler Earth and Waterworks, LLC for $110,000 to Buehler’s managing member.

Sports Nation, Inc.

Sports Nation, Inc. is involved in all aspects of the sports memorabilia merchandising industry. Sports Nation’s management has over 50 years of combined experience in product development, licensing, mass merchandise, retail, and direct marketing & sales. Through years of specializing in sourcing and selling the finest caliber sports memorabilia and collectible products, Sports Nation has forged numerous strategic relationships with companies and individuals in sports marketing, including agents and athletes, manufacturers, authenticators, and retailers.

Sports Nation Inc is a Nevada Corporation, which is owned 100% by the Company.

TSB Financial Services, Inc.

TSB Financial Services, Inc. obtains financing for various commercial real estate transactions through strategic relationships with outside funding sources and provides professional consulting services to portfolio companies of Cali Holdings, Inc. and other outside companies. TSB Financial Services, Inc. serves customers nationally from its headquarters in Orlando, Florida.

TSB Financial Services, Inc. is a Florida Corporation, which is owned 100% by the Company.

TS&B Gaming & Entertainment Corporation

TS&B Gaming & Entertainment Corporation was formed on March 18, 2004 to invest in gaming, hotels and other ventures. TS&B Gaming & Entertainment Corporation has had minimal business activity through June 30, 2005.

TS&B Gaming & Entertainment Corporation is a Florida corporation that is 100% owned by the Company.

TS & B Ventures, Inc.

TS & B Ventures, Inc. was formed in April, 2004 to raise money from the private equity market. TS & B Ventures, Inc. has had minimal business activity through June 30, 2005.

TS & B Ventures, Inc. is a Florida corporation that is 100% owned by the Company.

Wellstone Acquisition Corporation

Wellstone Acquisition Corporation is a non-reporting Securities and Exchange Commission registrant. Wellstone Acquisition had no business activity for the year ending June 30, 2005.

Wellstone Acquisition Corporation is a Delaware corporation that is owned 66 2/3% by the Company.

Other Investments

The Company has investments in three other companies as of June 30, 2005.

Gulf Coast Records, LLC

Gulf Coast Records, LLC is an independent record label for recording artist Glenn Cummings. Glenn Cummings has released his debut CD “BIG” and his second single entitled “Good Old Days”.

Gulf Coast Records, LLC is a Florida Limited Liability Company in which the Company has a 49% limited partnership interest. In addition, the Company receives an ongoing monthly management fee in the amount of $5,000.

The Gulf Coast Records team includes Bryan Switzer, former manager of a major record label and H.L. Voelker who acted as production consultant on Glenn's album.

On June 30, 2004 Gulf Coast Records formed Hare Scramble, LLC. Hare Scramble, LLC is a Florida Limited Liability Company involved in music publishing and is 100% owned by Gulf Coast Records, LLC.

On July 27, 2005, Cali Holdings retained a legal firm to assist in filing a selling stockholder registration statement for its to-be-formed portfolio company Gulf Coast Records, Inc and its to-be-wholly-owned subsidiary Gulf Coast Records, LLC. The purpose of the offering is to make Gulf Coast a separate SEC reporting company and to secure a qualification for quotation of its securities on the Over the Counter Bulletin Board.

On July 28, 2005 Gulf Coast Records entered into a joint venture with Brick Agency, LLC which was recently formed by Bryan Switzer. Brick Agency is a stand alone artist management company that will sign Glenn Cummings and other established artists to management contracts.

KMA Capital Partners, Ltd.

KMA Capital Partners, Ltd. provides business consulting and financial services to small and mid-cap companies.

KMA Capital Partners, Ltd. is a Florida Limited Partnership in which the Company has a 25% interest.

NEX2U, Inc.

NEX2U is in the multimedia catalog industry. Through the new patent-pending STM(TM) Technology, NEX2U takes existing print catalogs and transforms them into highly interactive, highly profitable direct mail experiences.

CALI Holdings, Inc. owns less than 5% of the outstanding stock of NEX2U, Inc.

Dispositions of Investments

During the year ended June 30, 2005, the Company sold two of its investments to a related party.
1.	Cummings Financial Services, Inc. - The Company sold its 51% interest in Cummings Financial Services on June 30, 2005 for $782,723.

2.	Home Savings Plan, Inc. - The Company sold its 51% interest in Home Savings Plan, Inc. for $1,000.

NOTE C - FIXED ASSETS

The Company owns computer and office equipment with useful lives ranging from 5 - 7 years.
Depreciation expense for the years ended June 30, 2005 and June 30, 2004 was $2,867 and $418 respectfully.

NOTE D - STOCK ISSUED FOR SERVICES

During the years ended June 30, 2005 and June 30, 2004 the Company issued shares of the Company’s common stock and preferred stock for various professional consulting services. A summary of these activities is as follows:

	2004		2005
	Shares	Amount	Shares	Amount

Consulting Services- Common	10,484	$523,592	97,375	$88,947
Consulting Services- Preferred	-	-	10,000,000	$10,000

(The share totals have been adjusted for the 40:1 reverse split in August 2004 and the 100:1 reverse split in April 2005.)

The value assigned to the above shares is based on the stocks’ traded market price on or about the date the shares were issued. For the years ended June 30, 2005 and 2004, the above amounts are included in professional fees.

NOTE E - UNREALIZED GAINS (LOSSES) ON INVESTMENTS

For the years ended June 30, 2005 and 2004, the Company recognized unrealized gain (loss) of the Company’s investments in the amount of ($529,371) and $1,368,543, respectively.

NOTE F- INCOME TAXES

Net deferred tax liabilities consist of deferred taxes related to unrealized gains on investments at June 30, 2004. The net deferred tax asset consists of deferred taxes related to a receivable allowance at June 30, 2004. There is a deferred tax asset of approximately $1,922,017 due to tax net operating loss carryforwards reduced to zero by a valuation allowance as of June 30, 2005. There are no deferred tax liabilities at June 30, 2005.

Deferred Tax Assets:	6/30/2005	6/30/2004

Receivable Allowance	$-	$27,200
Loss Carryforwards	1,922,017	1,271,327
Less Valuation Allowance	(1,922,017)	(1,271,327)

Net Deferred Tax Assets	$-	$27,200

Deferred Tax Liabilities

Unrealized Gains	$-	$102,524

At June 30, 2005, the Company has approximately $6,310,320 of tax net operating loss carryforwards that expire as follows:

Expiration Date	Amount
2022	$2,350,469
2023	1,581,566
2024	1,486,950
2025	891,335
$6,310,320

NOTE G - COMMITMENTS

The Company leases office and operating facilities under short-term operating leases.

Rent expense for the years ended June 30, 2005 and 2004 was $106,239 and $51,429 respectively.

NOTE H - NOTES PAYABLE

8% convertible debenture to an individual due no later than August 2, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	$6,300

8% convertible debenture to an individual due no later than August 11, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	50,000

8% convertible debenture to an individual due no later than August 21, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	50,000

8% convertible debenture to an individual due no later than May 27, 2006 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	21,000

8% convertible debenture to an individual due no later than May 27, 2006 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	27,350

8% convertible debenture to an individual due no later than June 1, 2006 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	50,950

8% convertible debenture to Sprout Investments, LLC due no later than May 27, 2006 convertible at a price equal to $.005 per share of common stock. In the event the Company’s common stock is trading at $.005 or less, the Company will immediately amend the offering circular for the currently effective 1E registration statement.	88,000

8% convertible debenture to Sequoia International due no later than September 30, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	20,000

8% convertible debenture to Sequoia International due no later than September 30, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	85,000

8% convertible debentures to an Sequoia International due no later than September, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice	26,300

8% convertible debentures to Sequoia International, Inc. due no later than October 30, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice	50,000

8% convertible debentures to Sequoia International, Inc. due no later than October 30, 2005 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice	25,000
Total	$499,900
Less Current Portion	499,900
$0
The Company incurred $70,996 of interest expense for the year ended June 30, 2005.

NOTE I - STOCKHOLDERS’ EQUITY

As of June 30, 2005 the authorized capital of the company is 2,000,000,000 shares of common voting stock par value $.001 per share.

The Company has authorized 10,000,000 shares of Class A, no par, preferred stock and has issued and outstanding 3,725,000 shares. The Class A preferred stock has conversion rights to the Company’s common voting stock of 4-1.

The Company has authorized but not issued 10,000,000 shares of Class B, no par, preferred stock.

The Company has authorized and issued 10,000,000 shares of convertible Class C, .001 per share, preferred stock. The Class C preferred stock has conversion rights to the Company’s common voting stock of 1-1. If at any time or time to time, there is a capital reorganization of the common stock (reverse split, forward split, etc.) the number of Class C preferred stock authorized, issued and outstanding, and the number of shares of common stock into which such Class C preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the common stock as a single class), but shall be entitled to notice of any stockholders’ meeting in accordance with the Company’s bylaws. In lieu of voting rights, the holders of Class C preferred, voting as a class shall be entitled to elect two of the Board of Directors at each meeting.

The Company has authorized but not issued 10,000,000 shares of Class D, no par, preferred stock.
As of the date of this report no preferred shares have been converted to common stock.

NOTE J - CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially expose the Company to concentrations of credit risk, consist principally of cash.

The Company maintains its cash accounts with financial institutions located in Florida. Federal Deposit Insurance Corporation (FDIC) guarantees the Company's deposits in financial institutions up to $100,000 per account.

The Company’s deposits with financial institutions that exceeded federally insured guarantees amounted to $0 and $0 as of June 30, 2005 and 2004, respectively. Historically, the Company has not experienced any losses on its deposits in excess of federally insured guarantees.

NOTE K - REVERSE STOCK SPLITS

On August 13, 2004, the Board of Directors authorized a 40 to 1 reverse stock split of the Company’s $.001 par value common stock. As a result of the reverse split, 473,185,733 shares were returned to the Company and additional paid in capital was increased by $473,186. All references in the accompanying financial statements to the number of common shares and per share amounts for 2005 and 2004 have been restated to reflect the reverse stock split.
On April 4, 2005, the Board of Directors authorized a 100 to 1 reverse stock split of the Company’s $.001 par value common stock. As a result of the reverse split, 962,151,879 shares were returned to the Company and additional paid in capital was increased by $962,152. All references to the accompanying financial statements to the number of common shares and per share amounts for 2005 and 2004 have been restated to reflect the reverse stock split.

NOTE L- SUBSEQUENT EVENTS

On September 21, 2005, the company sold its 51% interest in Buehler Earth and Waterworks, LLC for $110,000 to Buehler’s managing member.

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
F/K/A CALI HOLDINGS INC.
BALANCE SHEETS
SEPTEMBER 30, 2005 AND JUNE 30, 2005

ASSETS	09/30/05	06/30/05

Cash	$33,397	$31,034
Investments, at fair value	1,112,800	1,076,400
Accounts receivable	25,057	3,692
Other assets	129,372	254,207
Fixed assets, net of accumulated depreciation	9,023	9,658
Goodwill	489,000	489,000
Notes receivable	1,580,437	1,141,097
Security deposit	5,572	5,572
TOTAL ASSETS	$3,384,658	$3,010,660

LIABILITIES AND STOCKHOLDERS' (DEFICIT)EQUITY

LIABILITIES
Accounts payable and accrued expenses	$214,610	$77,989
Notes payable	281,700	499,900
TOTAL LIABILITIES	496,310	577,889

STOCKHOLDERS' EQUITY
Class A - Preferred stock, no par value, 10,000,000 shares
authorized, 3,725,000 issued and outstanding	-	-
Class B - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-
Class C - Convertible Preferred stock, $.001 par value,
10,000,000 shares issued and outstanding	10,000	10,000
Class D - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-
Common stock, $.001 par value, 2,000,000,000 shares
authorized; 622,030,283 and 53,430,283 issued; and
472,030,283 and 53,430,283 outstanding respectively	472,030	53,430
Additional paid-in capital	17,377,563	17,262,963
Stock subscription receivable	25,240	(4,760)
Accumulated deficit	(14,996,485)	(14,888,862)
TOTAL STOCKHOLDERS' EQUITY	2,888,348	2,432,771

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,384,658	$3,010,660

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
F/K/A CALI HOLDINGS INC.
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	9/30/2005		9/30/2004

REVENUES		$396,366	$45,000

OPERATING EXPENSES
Depreciation and amortization		615	642
Professional fees		48,746	100,171
General and administrative		206,884	242,828
		256,245	343,641
NET OPERATING INCOME (LOSS)		140,121	(298,641)

NET UNREALIZED DEPRECIATION ON INVESTMENTS		(199,600)	-

OTHER INCOME (EXPENSE)
Interest income		23,515	13,688
Interest expense		(931)	(12,151)
Realized loss on sale of investment		(94,843)	-
Other		24,114	(9,219)
		(48,145)	(7,682)

INCOME (LOSS) BEFORE INCOME TAX		(107,623)	(306,323)

DEFERRED INCOME TAX (EXPENSE)		-	-

NET (LOSS)		$(107,623)	$(306,323)

NET (LOSS) PER SHARE BASIC AND FULLY DILUTED	$	NIL	$(2.34)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING		239,140,609	131,010

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
F/K/A CALI HOLDINGS INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY
SEPTEMBER 30, 2005 AND JUNE 30, 2005

					Additional	Stock	Accumulated
	Preferred Stock		Common Stock		paid-in	Subscription	Income
	Shares	Par Value	Shares	Par Value	capital	receivable	(Deficit)	Total

BALANCE JUNE 30, 2005	10,000,000	$10,000	53,430,283	$53,430	$17,262,963	$(4,760)	$(14,888,862)	$2,432,771

STOCK ISSUED FOR DEBENTURES	-	-	418,600,000	418,600	114,600	-	-	533,200

STOCK SUBSCRIPTION RECEIVABLE	-	-	-	-	-	30,000	-	30,000

NET LOSS	-	-	-	-	-	-	(107,623)	(107,623)

BALANCE SEMPTEMBER 30, 2005	10,000,000	$10,000	472,030,283	$472,030	$17,377,563	$25,240	$(14,996,485)	$2,888,348

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
F/K/A CALI HOLDINGS INC.
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

CASH FLOWS FROM OPERATING ACTIVITIES:	9/30/2005	9/30/2004

NET INCOME (LOSS)	$(107,623)	$(306,323)
RECONCILIATION OF NET INCOME (LOSS) TO CASH FLOWS
(USED IN) PROVIDED BY OPERATING ACTIVITIES
Depreciation and amortization	615	642
Stock issued for services	-	52,250
Unrealized depreciation on investments	199,600	-
Loss on sale of investments	94,843	-
Loss on disposal of asset	444	-
Bad debt expense	-	5,643
Investments received in lieu of cash	(345,000)	-
(Increase) decrease in receivables	(21,368)	-
(Increase) decrease in other assets	135,292	(45,219)
Increase in accounts payable and accrued expenses	136,623	15,035

CASH FLOWS (USED IN) OPERATING ACTIVITIES	93,426	(277,972)

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in notes receivable	(439,339)	(288,305)
Disposition of property and equipment	-	3,215
Purchase of property and equipment	(424)	(9,172)
Sale (purchase) of investments	3,700	(30,000)
CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES	(436,063)	(324,262)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable	315,000	100,484
Proceeds from stock subscription	30,000	-
Issuance of common stock	-	146,000
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	345,000	246,484

NET INCREASE (DECREASE) IN CASH	2,363	(355,750)

CASH, BEGINNING OF THE PERIOD	31,034	431,746

CASH, END OF THE PERIOD	$33,397	$75,996

Supplementary Disclosure of Cash Flow Information:
Cash paid during the period for:
Interest	$10	$12,151

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Activities

Sovereign Exploration Associates International, Inc. (the “Company”) was incorporated in the state of Utah in 1980. The company was formerly known as CALI Holdings, Inc. On October 26, 2005 the Company changed its name from CALI Holdings, Inc. to Sovereign Exploration Associates International, Inc.

On January 5, 2004 the Company’s shareholders consented to the proposal to allow the Company to adopt business development company ("BDC") status under the Investment Company Act of 1940 ("1940 Act"). A BDC is a specialized type of Investment Company under the 1940 Act. A BDC may primarily be engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels; such companies are termed "eligible portfolio companies". The Company as a BDC, may invest in other securities, however such investments may not exceed 30% of the Company's total asset value at the time of such investment. The Company filed its BDC election with the SEC (Form N-54A) on January 13, 2004.

The Company provides equity and long-term debt financing to small and medium--sized private companies in a variety of industries throughout the United States. The Company’s investment objective is to achieve long-term capital appreciation in the value of its investments and to provide current income primarily from interest, dividends and fees paid by its portfolio companies.

Basis of Presentation

Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and therefore, the results of operations for the three months ended September 30, 2005 and 2004 are presented using the guidelines outlined under the 1940 Act. By becoming a BDC, the Company has effected a change in accounting principle and no longer consolidates its investments in portfolio companies in accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Act of 1934 in which a BDC does not consolidate portfolio company investments, including those in which it has a controlling interest.

Revenue Recognition

The Company recognizes revenue using the accrual method of accounting. The accrual method provides for a better matching of revenues and expenses.

The Company also accrues interest income on loans made to various portfolio companies. The Company accrues the interest on such loans until the portfolio company has the necessary cash flow to repay such interest. If the Company’s analysis of the portfolio company’s performance indicates that the portfolio company may not have the ability to pay the interest and principal on a loan, the Company will make an allowance provision on that entity and in effect cease recognizing interest income on that loan until all principal has been paid. However, the Company will make exceptions to this policy if the investment is well secured and in the process of collection.

For certain investment companies, the Company provides management services and recognizes an agreed upon fixed monthly fee and expenses.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Net (Loss) Per Common Share

Net (Loss) per common share is computed using the weighted average of shares outstanding during the periods presented in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share. As discussed further in Note K, any references to amounts per share or weighted average common shares have been restated to reflect reverse splits.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash and cash equivalents includes time deposits with original maturities of three months or less.

Segments

The Company operates as one segment as defined by the Statement of Financial Accounting Standards No. 131 Disclosures about Segments of an Enterprise and Related Information.

Fixed Assets

Fixed assets are stated at cost. The cost of equipment is charged against income over their estimated useful lives, using the straight-line method of depreciation. Repairs and maintenance which are considered betterments and do not extend the useful life of equipment are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and accumulated depreciation is removed from the accounts and the resulting profit and loss are reflected in income.

Goodwill and Other Intangibles

The Company records Goodwill in accordance with Statement of Financial Accounting Standards No.142, Goodwill and Other Intangible Assets. Intangible assets such as goodwill are not amortized; instead the Company will review the goodwill not less frequently than annually to see if it has been impaired. If an impairment occurs, it will be recorded as an expense in that period. During the three months ending September 30, 2005 and 2004, no adjustments for impairment to goodwill have been made.

NOTE B - INVESTMENTS

Valuation of Investments

The most significant estimate inherent in the preparation of the Company's financial statements is the valuation of its investments and the related unrealized appreciation or depreciation.

Upon conversion to a BDC, the Company engaged independent business valuation experts to value selected portfolio companies, which had significant activity in the Company’s first year as a BDC. The Board of Directors states all other portfolio companies and investments at fair market value as determined under a good faith standard. The Company analyzes the investments on a regular basis and records unrealized gains or losses if and when an investment significantly gains or loses market value as determined by a good faith standard.

The Company has investments in 5 controlled (portfolio) corporations as of September 30, 2005.

Sports Nation, Inc.

Sports Nation, Inc. is involved in all aspects of the sports memorabilia merchandising industry. Sports Nation’s management has over 50 years of combined experience in product development, licensing, mass merchandise, retail, and direct marketing & sales. Through years of specializing in sourcing and selling the finest caliber sports memorabilia and collectible products, Sports Nation has forged numerous strategic relationships with companies and individuals in sports marketing, including agents and athletes, manufacturers, authenticators, and retailers.

Sports Nation, Inc. is a Nevada Corporation, which is owned 100% by the Company.

TSB Financial Services, Inc.

TSB Financial Services, Inc. obtains financing for various commercial real estate transactions through strategic relationships with outside funding sources and provides professional consulting services to portfolio companies of SEAI, Inc. and other outside companies. TSB Financial Services, Inc. serves customers from its headquarters in Orlando, Florida.
TSB Financial Services, Inc. is a Florida Corporation, which is owned 100% by the Company.

TS&B Gaming & Entertainment Corporation

TS&B Gaming & Entertainment Corporation was formed on March 18, 2004 to invest in gaming, hotels and other ventures. TS&B Gaming & Entertainment Corporation has had minimal business activity through September 30, 2005.

TS&B Gaming & Entertainment Corporation is a Florida corporation that is 100% owned by the Company.

TS & B Ventures, Inc.

TS & B Ventures, Inc. was formed in April, 2004 to raise money from the private equity market. TS & B Ventures, Inc. has had minimal business activity through September 30, 2005.

TS & B Ventures, Inc. is a Florida corporation that is 100% owned by the Company.

Wellstone Acquisition Corporation

Wellstone Acquisition Corporation is a non-reporting Securities and Exchange Commission registrant. Wellstone Acquisition had no business activity for the year ending September 30, 2005.

Wellstone Acquisition Corporation is a Delaware corporation that is owned 66 2/3% by the Company.

Other Investments

The Company has investments in three other companies as of September 30, 2005.

Gulf Coast Records, LLC

Gulf Coast Records, LLC is an independent record label for recording artist Glenn Cummings. Glenn Cummings has released his debut CD “BIG” and his second single entitled “Good Old Days”.

Gulf Coast Records, LLC is a Florida Limited Liability Company in which the Company has a 49% limited partnership interest. In addition, the Company receives an ongoing monthly management fee in the amount of $5,000.

The Gulf Coast Records team includes Bryan Switzer, former manager of a major record label and H.L. Voelker who acted as production consultant on Glenn's album.

On June 30, 2004 Gulf Coast Records formed Hare Scramble, LLC. Hare Scramble, LLC is a Florida Limited Liability Company involved in music publishing and is 100% owned by Gulf Coast Records, LLC.

On July 27, 2005, the Company retained a legal firm to assist in filing a selling stockholder registration statement for its to-be-formed portfolio company Gulf Coast Records, Inc. and its to-be-wholly-owned subsidiary Gulf Coast Records, LLC. The purpose of the offering is to make Gulf Coast a separate SEC reporting company and to secure a qualification for quotation of its securities on the Over the Counter Bulletin Board.

On July 28, 2005 Gulf Coast Records entered into a joint venture with Brick Agency, LLC which was recently formed by Bryan Switzer. Brick Agency is a stand alone artist management company that will sign Glenn Cummings and other established artists to management contracts.

KMA Capital Partners, Ltd.

KMA Capital Partners, Ltd. provides business consulting and financial services to small and mid-cap companies.

KMA Capital Partners, Ltd. is a Florida Limited Partnership in which the Company has a 25% interest.

NEX2U, Inc.

NEX2U is in the multimedia catalog industry. Through the new patent-pending STM(TM) Technology, NEX2U takes existing print catalogs and transforms them into highly interactive, highly profitable direct mail experiences.

The Company owns less than 7% of the outstanding stock of NEX2U, Inc.

Dispositions of Investments

On September 21, 2005, the company sold its 51% interest in Buehler Earth and Waterworks, LLC for $110,000 to Buehler’s managing member.

As referenced in Note L, the company on October 17, 2005 divested all of its portfolio companies at the time of the agreement with Sovereign Exploration Associates International, Inc. with the exception of Gulf Coast Records, LLC which shall be divested upon the filing of Form SB-2.

NOTE C - FIXED ASSETS

The Company owns computer and office equipment with useful lives ranging from 5 - 7 years.
Depreciation expense for the three months ended September 30, 2005 and 2004 was $615 and $642, respectively.

NOTE D - STOCK ISSUED FOR SERVICES

During the three months ended September 30, 2004 the Company issued 12,250 shares of the Company’s common stock for various professional consulting services. The value assigned to the above shares ($52,250) is based on the stocks’ traded market price on or about the date the shares were issued and are included in professional fees.

NOTE E - UNREALIZED GAINS (LOSSES) ON INVESTMENTS

For the three months ended September 30, 2005 and 2004, the Company recognized unrealized loss of the Company’s investments in the amount of $199,600 and $0, respectively.

NOTE F- INCOME TAXES

Net deferred tax liabilities consist of deferred taxes related to unrealized gains on investments at September 30, 2004. The net deferred tax asset consists of deferred taxes related to a receivable allowance at September 30, 2004. There is a deferred tax asset of approximately $2,026,177 due to tax net operating loss carryforwards reduced to zero by a valuation allowance as of September 30, 2005 and no deferred tax liabilities at September 30, 2005.

Deferred Tax Assets:	9/30/2005	9/30/2004

Receivable Allowance	$-	$27,200
Loss Carryforwards	2,026,177	1,577,650
Less Valuation Allowance	(2,026,177)	(1,577,650)

Net Deferred Tax Assets	$-	$27,200

Deferred Tax Liabilities

Unrealized Gains	$-	$102,524

At September 30, 2005, the Company has approximately $6,414,480 of tax net operating loss carryforwards that expire as follows:

Expiration Date	Amount
2022	$2,350,469
2023	1,581,566
2024	1,486,950
2025	995,495
$6,414,480

As discussed in Note L, the Company entered into an exchange agreement with Sovereign Exploration Associates International, Inc. on October 17, 2005. In the exchange, substantial ownership of the company was transferred and according to IRS Regulations, this is a transaction that will eliminate all of the loss carryforwards for income tax purposes.

NOTE G - COMMITMENTS

The Company leases office and operating facilities under short-term operating leases.

Rent expense for the three months ended September 30, 2005 and 2004 was $21,325 and $49,485 respectively.

NOTE H - NOTES PAYABLE

Escrow Agreement with an individual in which the Company has received $95,850 and will in turn disburse 191,700,000 shares into an escrow account at the discretion of the individual. As of September 30, 2005, the shares have not been issued into the escrow account.	$95,850

Escrow Agreement with Sequoia International, Inc. in which the Company has received $166,850 and will in turn disburse 556,166,667 shares into an escrow account at the discretion of Sequoia. As of September 30, 2005, the shares have not been issued into the escrow account.	166,850

8% convertible debenture to an individual due no later than June 1, 2006 convertible to 50% of the closing bid price of the common stock on the date the Company issues such conversion notice.	19,000
Total	281,700
Less Current Portion	(281,700)
$0

The Company incurred $931 of interest expense for the three months ended September 30, 2005.

NOTE I - NOTES RECEIVABLE

8% note receivable due from Gulf Coast Records, LLC. There is no repayment schedule.	$817,949

Non-interest bearing note receivable from Buehler Earth and Waterworks due in quarterly installments of $10,000 each quarter beginning January 1, 2006 and due every quarter until January 1, 2009.	110,000

Note Receivable due from KMA Capital Partners, LLC. There is no repayment schedule and interest accrues monthly at 8%.	77,798

5 % note receivable from Krone-Mace, LLC due in quarterly installments beginning September 30, 2005. Amount due each quarter is 50% of the net revenue of Cummings Financial Services, Inc. Net revenue is defined as the gross revenues less all expenses as calculated by Cummings Financial Services, Inc. accountant. All payments are first applied to interest and may be prepaid without penalty. The note is due and payable in full on June 2, 2010.	401,000

Non-interest bearing note receivable from TSB Financial. There is no repayment schedule.	21,899

Non-interest bearing note receivable from TSB Ventures. There is no repayment schedule.	763

Non-interest bearing note receivable from TSB Gaming and Entertainment. There is no repayment schedule.	1,028

5% note receivable from Sovereign Marine Explorations. There is no repayment schedule.	150,000
Total	$1,580,437

NOTE J - STOCKHOLDERS’ EQUITY

As of September 30, 2005 the authorized capital of the company is 2,000,000,000 shares of common voting stock par value $.001 per share.  On September 30, 2005, the Company entered into a Share Purchase and Reserve Agreement with Sprout Investments, LLC in which the Company, in exchange for $30,000, will place 150,000,000 free trading Regulation E shares in reserve for Sprout to receive at a time of their discretion. The Agreement also states that as long as the shares are held in reserve, Sprout shall not be the “beneficial owner” as this term is defined in the SEC Rules and Regulations. No shares had been transferred as of September 30, 2005. The Company recorded this transaction as a stock subscription in the equity section of the balance sheet. In addition, because of this unique transaction the Company as of September 30, 2005 has 622,030,283 shares issued and 472,030,283 shares outstanding. The 150,000,000 shares held in reserve for Sprout are issued but not outstanding.

The Company has authorized 10,000,000 shares of Class A, no par, preferred stock and has issued and outstanding 3,725,000 shares. The Class A preferred stock has conversion rights to the Company’s common voting stock of 4-1.  The Company has authorized but not issued 10,000,000 shares of Class B, no par, preferred stock.  The Company has authorized and issued 10,000,000 shares of convertible Class C, .001 per share, preferred stock. The Class C preferred stock has conversion rights to the Company’s common voting stock of 1-1. If at any time or time to time, there is a capital reorganization of the common stock (reverse split, forward split, etc.) the number of Class C preferred stock authorized, issued and outstanding, and the number of shares of common stock into which such Class C preferred shall not be entitled to vote such shares (except as otherwise expressly provided herein or as required by law, voting together with the common stock as a single class), but shall be entitled to notice of any stockholders’ meeting in accordance with the Company’s bylaws. In lieu of voting rights, the holders of Class C preferred, voting as a class shall be entitled to elect two of the Board of Directors at each meeting.

The Company has authorized but not issued 10,000,000 shares of Class D, no par, preferred stock.
As of the date of this report no preferred shares have been converted to common stock.

NOTE K - CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially expose the Company to concentrations of credit risk, consist principally of cash.

The Company maintains its cash accounts with financial institutions located in Florida. Federal Deposit Insurance Corporation (FDIC) guarantees the Company's deposits in financial institutions up to $100,000 per account.

The Company’s deposits with financial institutions that exceeded federally insured guarantees amounted to $0 and $0 as of September 30, 2005 and 2004, respectively. Historically, the Company has not experienced any losses on its deposits in excess of federally insured guarantees.

NOTE L - REVERSE STOCK SPLITS

On August 13, 2004, the Board of Directors authorized a 40 to 1 reverse stock split of the Company’s $.001 par value common stock. As a result of the reverse split, 473,185,733 shares were returned to the Company and additional paid in capital was increased by $473,186. All references in the accompanying financial statements to the number of common shares and per share amounts for 2005 and 2004 have been restated to reflect the reverse stock split.

On April 4, 2005, the Board of Directors authorized a 100 to 1 reverse stock split of the Company’s $.001 par value common stock. As a result of the reverse split, 962,151,879 shares were returned to the Company and additional paid in capital was increased by $962,152. All references to the accompanying financial statements to the number of common shares and per share amounts for 2005 and 2004 have been restated to reflect the reverse stock split.

NOTE M - SUBSEQUENT EVENTS

On October 14, 2005, the Company issued the 556,166,667 shares referred to in Note H to Sequoia International, Inc. and therefore, has satisfied the Escrow Agreement with Sequoia International, Inc.

On October 14, 2005, the Company issued the 191,700,000 shares referred to in Note H to an individual and therefore, has satisfied the Escrow Agreement with that individual.

On October 20, 2005 the Company executed and closed a definitive agreement with Sovereign Exploration Associates International, Inc. (SEAI), a marine exploration company headquartered in Pennsylvania. SEAI, a privately held company, was recently formed through the merger of Sea Research, Inc., and Artifact Recovery & Conservation, Inc. The Company decided to strategically focus its business efforts on financing the recovery of shipwrecks that have cargo of historic, archeological and intrinsic value. SEAI brings executive management, skilled recovery teams, equipment and agreements for twelve (12) sites containing over 15 ships of historic, archeological and intrinsic value.

The agreement involved the exchange of SEAI stock for 90% of the stock of Cali Holdings, Inc. and pursuant thereto, SEAI became a wholly-owned subsidiary of the Company. The new management team will be comprised of key individuals from SEAI; Robert Baca and Curtis Sprouse of SEAI will assume the CEO and COO positions effective immediately. Future announcements on the SEAI web site will address current site operations along with artifacts recovered to date and future projects.

The Company had divested all its portfolio companies in existence at the time of execution of the Agreement, with the exception of Gulf Coast Records, LLC (GCR), which shall be divested by the Company upon the filing of a Form SB-2 for GCR. A Form SB-2 is being prepared for GCR, and as part of the closing of this agreement, the Company shall provide to SEAI a full release from any and all liability from GCR or its members. All of the Company’s portfolio companies (active or inactive) are listed in the Company’s Form 10K of June 30, 2005. The Bill of Sale and related documents divest the Company of all said portfolio companies.

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC. ("SEAI")
(F/K/A - Cali Holdings, Inc.)
BALANCE SHEET
September 30, 2005

Pro Forma				Combined
ASSETS	Cali Holdings	SEAI	Adjustments	Pro Forma
Cash	$33,397	$-	$-	$33,397
Investments, at fair value	1,112,800	12,968,568	(1,112,800)	12,968,568
Accounts receivable	25,057	-	(25,057)	-
Other assets	129,372	-	(127,569)	1,803
Fixed assets, net of accumulated depreciation	9,023	-	(9,023)	-
Goodwill	489,000	-	(489,000)	-
Notes receivable	1,580,437	-	(1,580,437)	-
Security deposit	5,572	-	-	5,572
TOTAL ASSETS	$3,384,658	$12,968,568	$(3,343,886)	$13,009,340

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses	$214,610	$-	$(105,153)	$109,457
Notes payable	281,700	-	(171,269)	110,431
Note Cali acquisition	-	-	600,000	600,000
TOTAL LIABILITIES	496,310	-	323,578	819,888

STOCKHOLDERS' EQUITY
Class A - Preferred stock, no par value, 10,000,000 shares
authorized, 3,725,000 shares issued and outstanding as of
September 30, 2005; 10,000,000 shares issued and
outstanding as of October 17, 2005	-	-	-	-

Class B - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-	-	-

Class C - Convertible Preferred stock, $.001 par value,
10,000,000 shares issued and outstanding	10,000	-	-	10,000

Class D - Preferred stock, no par value, 10,000,000 shares
authorized, none issued and outstanding	-	-	-	-

Common stock, $.001 par value, 2,000,000,000 shares
authorized 472,030,283 issued and outstanding
as of September 30, 2005; 250,000,000,000 shares
authorized 2,437,896,950 issued and outstanding
as of October 17, 2005	472,030	1,965,866	-	2,437,896

Additional paid-in capital	17,377,563	11,002,702	(3,667,464)	24,712,801
Stock subscription receivable	25,240	-	-	25,240
Accumulated deficit	(14,996,485)	-	-	(14,996,485)
TOTAL STOCKHOLDERS' EQUITY	2,888,348	12,968,568	(3,667,464)	12,189,452

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,384,658	$12,968,568	$(3,343,886)	$13,009,340

EXPLANATORY NOTES TO PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 2005

Effective October 17, 2005, the Company issued stock in exchange for the stock of Cali Holdings, Inc. In connection with this transaction, Cali Holdings, Inc. divested itself of all substantially all of its assets and liabilities, except for the following: cash ($33,397), other assets ($1,803), security deposit ($5,572), accounts payable and accrued expenses ($109,457) and notes payable ($110,431) that were transferred to SEAI.

SEAI is a company that was recently formed and, therefore, has no operations prior to this transaction. Further, as a result of the divestiture of Cali Holdings operations, there are no results of operations for this combined company to report on a pro forma basis.

SEAI provides privately negotiated long-term debt and equity investment capital. The Company provides capital in the form of debt with or without equity features, such as warrants or options, often referred to as mezzanine financing. In certain situations the Company may choose to take a controlling equity position in a company. The Company’s private financing is generally used to fund growth, buyouts, and acquisitions and bridge financing.

Upon the effective execution of the Exchange Agreement, October 17, 2005, the Company’s portfolio consisted of 100% of equity securities and 0% of investments or advances to controlled companies. The Company’s private finance portfolio currently includes investments in a two companies engaged in the marine recovery and exploration business.

The following is a list of the portfolio securities in which the Company had an investment in and the cost and fair market value of such securities at October 17, 2005:

Artifact Recovery & Conservation, Inc. (ARC)

Artifact Recovery & Conservation, Inc. (ARC) is managed by Robert MacKinnon, President and Robert Baca and Curtis Sprouse, Directors. ARC has secured the rights to five (5) sites; several of the sites have revealed multiple ships with historic and intrinsic value. Currently ARC operates recovery operations on two of the five sites. ARC manages its own dive teams and oversees operations for contracted recovery team. Management is in the process of preparing time lines and operating plans for the other sites.

Sea Research, Inc. (SR)

Sea Research, Inc. (SR) will be managed by a President (to be appointed), and Robert Baca and Curtis Sprouse, Directors. SR has secured the rights to seven (7) sites; several of the sites have revealed multiple ships with historic and intrinsic value. Currently SR is preparing to initiate recovery operations on one of the seven sites and developing timelines for the remainder of the portfolio.

Gulf Coast Records, LLC

Gulf Coast Records, LLC is an independent record label. Currently, Gulf Coast is developing record artist Glenn Cummings. Gulf Cost Records has recently released Glenn Cummings’ debut album entitled “BIG”. The Gulf Cost Records team includes, H.L. Voelker who was a production consultant on Glenn’s album, and Lisa Berg of Berg & Associates directs Glenn’s press and publicity. On June 30, 2004, Gulf Coast Records formed Hare Scramble, LLC. Hare Scramble, LLC is a Florida Limited Liability Corporation involved in music publishing and is 100% owned by Gulf Coast Records, LLC. Upon the effective execution of the Exchange Agreement, SEAI has received a full release from Gulf Coast Records, LLC.

At closing on October 17, 2005, the Company paid to Charles Giannetto, James E, Jenkins and KMA, in total the sum of Six Hundred Thousand and no/100 dollars ($600,000) in complete termination and release of the Executive Management contracts from Cali to Giannetto and Jenkins and the consulting contract of Cali to KMA. Three hundred Thousand ($300,000) was paid at closing and the balance of $300,000 shall be paid on or before March 30, 2006. The pro forma adjustments in the accompanying pro forma balance sheet include an adjustment to reflect this amount in liabilities as of September 30, 2005.